FREEPORT-McMoRAN COPPER & GOLD



Connecting the World

2nd Quarter 2011 Earnings Conference Call

July 21, 2011

www.fcx.com

FCX LISTED NYSE

FREEPORT-MCMORAN COPPER & GOLD

Cautionary Statement

This presentation contains forward-looking statements in which we discuss factors we believe may affect our potential performance in the future. Forward-looking statements are all statements other than statements of historical facts, such as statements regarding projected ore grades and milling rates, projected production and sales volumes, projected unit net cash costs, projected operating cash flows, projected capital expenditures, the impact of copper, gold, molybdenum and cobalt price changes, reserve estimates, exploration efforts and results, mine production and development plans, liquidity, other financial commitments and tax rates, the impact of copper, gold, molybdenum and cobalt price changes, potential prepayments of debt, projected EBITDA, future dividend payments and potential share purchases. The words "anticipates," "may," "can," "plans," "believes," "estimates," "expects," "projects," "intends," "likely," "will," "should," "to be" and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration of dividends is at the discretion of the Company's Board of Directors and will depend on the Company's financial results, cash requirements, future prospects, and other factors deemed relevant by the Board. This presentation also includes forward-looking statements regarding mineralized material not included in reserves. The mineralized material described in this presentation will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material not included in reserves will become proven and probable reserves.

We caution readers that forward-looking statements are not guarantees of future performance and our actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that can cause our actual results to differ materially from results anticipated by forward-looking statements include commodity prices, mine sequencing, production rates, industry risks, regulatory changes, political risks, potential effects of violence in Indonesia, the resolution of administrative disputes in the Democratic Republic of Congo, weather-related risks, labor relations including the resolution of labor negotiations in Indonesia, environmental risks, litigation results, currency translation risks and other factors described in more detail under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2010, filed with the Securities and Exchange Commission (SEC) as updated by our subsequent filings with the SEC.

Investors are cautioned that many of the assumptions on which our forward-looking statements are based are likely to change after our forward-looking statements are made, including for example commodity prices, which we cannot control, and production volumes and costs, some aspects of which we may or may not be able to control. Further, we may make changes to our business plans that could or will affect our results. We caution investors that we do not intend to update our forward-looking statements, notwithstanding any changes in our assumptions, changes in our business plans, our actual experience, or other changes, and we undertake no obligation to update any forward-looking statements more frequently than quarterly.

This presentation also contains certain financial measures such as unit net cash costs per pound of copper and per pound of molybdenum. As required by SEC Regulation G, reconciliations of these measures to amounts reported in the Company's consolidated financial statements are in the supplemental schedule, "Product Revenues and Production Costs," which is available on our internet website www.fcx.com.

FREEPORT-MCMORAN COPPER & GOLD

2Q11 Highlights

Sales Data	2Q11	2Q10	1H11	1H10
Copper				
Consolidated Volumes (mm lbs)	1,002	914	1,928	1,874
Average Realization (per lb)	$4.22	$3.06	$4.24	$3.13
Site Production & Delivery Unit Costs (per lb)	$1.63	$1.41	$1.62	$1.38
Unit Net Cash Costs (per lb)	$0.93	$0.97	$0.87	$0.89
Gold				
Consolidated Volumes (000's ozs)	356	298	836	776
Average Realization (per oz)	$1,509	$1,234	$1,466	$1,171
Molybdenum				
Consolidated Volumes (mm lbs)	21	16	41	33
Average Realization (per lb)	$18.16	$18.18	$18.13	$16.62

Financial Results (in millions, except per share amounts)	2Q11	2Q10	1H11	1H10
Revenues	$5,814	$3,864	$11,523	$8,227
Net Income Applicable to Common Stock (1)	$1,368	$649	$2,867	$1,546
Diluted Earnings Per Share (1)	$1.43	$0.70 (2)	$3.00	$1.70 (2)
Operating Cash Flows (3)	$1,680	$1,064	$4,039	$2,882
Capital Expenditures	$527	$296	$1,032	$527
Total Debt	$3,542	$4,875	$3,542	$4,875
Consolidated Cash	$4,378	$3,042	$4,378	$3,042

(1) Includes net losses on early extinguishment of debt totaling $54 mm (6¢/share) in 2Q11, $42 mm (5¢/share) in 2Q10, $60 mm (6¢/share) for 1H11 and $65 mm (7¢/share) for 1H10.
(2) Amounts have been adjusted to reflect the February 1, 2011, 2:1 stock split.
(3) Includes working capital (uses) sources of $(496) mm in 2Q11, $(173) mm in 2Q10, $(382) mm for 1H11 and $107 mm for 1H10.

FREEPORT-McMoRAN COPPER & GOLD

Quarterly Operating Highlights

2Q11 Unit Production Costs

(per pound of copper)

	North America	South America	Indonesia	Africa	Consolidated
Cash Unit Costs					
Site Production & Delivery (1)	$1.78	$1.26	$1.93	$1.62	$1.63
By-Product Credits	(0.52)	(0.37)	(2.06)	(0.77)	(0.89)
Treatment Charges	0.10	0.19	0.18	-	0.14
Royalties (1)	-	-	0.17	0.09	0.05
Unit Net Cash Costs	$1.36	$1.08	$0.22	$0.94	$0.93

Sales From Mines for 2Q11 & 2Q10 by Region

North America | South America (3) | Indonesia | Africa (4)



331
289
Cu
mm lbs
21 (2)
16 (2)
Mo
mm lbs
2Q11
2Q10
2Q11
2Q10
331
311
Cu
mm lbs
2Q11
2Q10
265
259
Cu
mm lbs
330
276
Au
000's ozs
2Q11
2Q10
2Q11
2Q10
75
55
Cu
mm lbs
2Q11
2Q10

(1) Production costs include profit sharing in South America and severance taxes in North America.
(2) Includes 3 mm lbs in 2Q11 and 1 mm lbs in 2Q10 from South America.
(3) Gold sales totaled 25k ozs in 2Q11 and 20k ozs in 2Q10. Silver sales totaled 766k ozs in 2Q11 and 573k ozs in 2Q10.
(4) Cobalt sales totaled 7 mm lbs in 2Q11 and 4 mm lbs in 2Q10.
NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" on FCX's website.

Markets



2,500
2,000
1,500
1,000
500
0
000's Metric Tons
LME Copper Price
LME & COMEX Exchange Stocks*
500
400
300
200
100
0
Cents Per Pound
Jan-99 Jul-99 Jan-00 Jul-00 Jan-01 Jul-01 Jan-02 Jul-02 Jan-03 Jul-03 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 Jul-06 Jan-07 Jul-07 Jan-08 Jul-08 Jan-09 Jul-09 Jan-10 Jul-10 Jan-11 Jul-11

*LME and Comex, excluding Shanghai stocks, producer, consumer and merchant stocks.

London Gold Price ($/oz)



$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
Jan-99 Jan-00 Jan-01 Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09 Jan-10 Jan-11

Molybdenum Price* ($/lb)



$40
$35
$30
$25
$20
$15
$10
$5
$0
Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09 Jan-10 Jan-11

* Metals Week – Molybdenum Dealer Oxide Price

Value Creation Focus


MINERAL RESOURCES
RESERVE ADDITIONS
INVESTMENT IN ATTRACTIVE DEVELOPMENT PROJECTS
PRODUCTION GROWTH
CASH FLOWS/ RETURNS

Freeport-McMoRan Copper & Gold

North American Projects


Morenci Mill Restart


Miami Restart


Morenci Mine Rate Increase


Chino Restart

FREEPORT-McMoRAN COPPER & GOLD

Status of Announced Projects

	Volumes (in mm lbs/year)	Year	Status
Expansions			
Morenci Mill Restart & Mine Rate Increase	125	2011	*complete*
Miami Mine Restart	100	2012	*in progress*
Chino Mine & Mill Restart	200	2012 -2014 (a)	*in progress*
Subtotal	425		
Tenke Mill & Mine Rate Increase	40	2011	*complete*
Cerro Verde Debottleneck	30	2011	*complete*
Total Copper	495		
Climax Molybdenum Restart	30	2012 (b)	
Replacement Projects			
El Abra Sulfolix	300	2011	*substantially complete*
Grasberg U/G	1,100	2016 (c)	*in progress*
	1,400		

(a) 100mm lbs in 2012 & 2013; 200mm lbs by 2014

(b) construction completion in 2012; ramp-up to 20mm lbs in 2013, potential to increase to 30mm lbs depending on market conditions

(c) following transition from open pit and ramp-up; timing under evaluation

FREEPORT-MCMORAN COPPER & GOLD

Climax Restart

- **Proceeding with Climax Restart**
  - Start-up in 2012 with ramp up to 20mm lbs/year during 2013
  - Depending on market conditions, Climax may increase to 30mm lbs/yr
  - FCX will operate its Mo mines in a flexible manner to meet market needs
- **Engineering complete & Construction 75% complete**
  - Initiated mine development
  - Construction to be completed in early 2012



Ball Mill



Rougher Flotation

$700mm project

- *$350mm in 2011*
- *30mm lbs/year with expansion options*

FREEPORT-MCMORAN COPPER & GOLD

El Abra Sulfolix

- **Commenced production in 1Q11**
  - Ore crushing, conveying, stacking, leaching & PLS transfer systems complete
  - Currently extending leach pad
- **Project extends life 10+ years – ~300MM lbs Cu/yr aggregate**



Sulfolix Stacking
New Leach Pad

- **Approximate $725MM project through 2015 with $565MM* for initial phase to be completed in 2011**
- **Large sulfide deposit -- studies initiated for potential major mill project**

** approximately $475mm spent to-date*

FREEPORT-MCMORAN COPPER & GOLD

Long-Term Underground Mine Development in Indonesia

Grasberg Block Cave


Main Shaft


Main Fan

- Significant undeveloped UG reserves
  - Aggregate reserves of 37 billion lbs Cu & 33 million ozs Au
- DOZ expanded to 80K t/d
- Initiated mining at Big Gossan – full rates of 7K t/d by late 2012
- Grasberg Block Cave – ramp-up to commence on completion of open pit
- Deep MLZ – completed Feasibility Study with start-up in 2015
- Underground production expected to reach 240K t/d
- PT-FI's share of UG development expected to average $500 MM/year over next five years

Underground Ore Bodies

- Significant UG reserves close to existing mill facilities; topography allows for horizontal access to UG ore bodies
- Large-scale & high-grade with economies of scale; UG production expected to reach 240K t/d
- Highly efficient block cave operations; "block cavable", a low-cost UG mining method
- Expected to be among the lowest cost producers in the world

	Grasberg Open Pit	DOZ UG BC
Ore (000's t/d)	150	80
Operating cost		
$/material mined	$3.20	$6.40
$/t ore	$16.50	$6.40
Stripping ratio	4.2x	--

Note: based on 2010 results

FREEPORT-MCMORAN COPPER & GOLD

Near-Term Copper Projects Under Evaluation

Mill Expansions	Incremental Copper (mm lbs/year)	Preliminary Capital* ($ billions)	Achieve Full Rates
Cerro Verde (360K)	600	$3.5	2016
Morenci (115K)	225	1.0	2014
Tenke (14K)	150	0.8	2013
TOTAL	975	$5.3	

~1 billion lbs/year Incremental Cu
~$5 billion Capital Investment

* *preliminary estimates and excludes capitalized interest; Cerro Verde Feasibility Study completed, Morenci and Tenke Feasibility Studies in progress*

Development Opportunities
Morenci Mill Expansion

Key Project Metrics

- *Expand mill to 115K t/d*
- *Increase mining rate to 900K st/d (from 700K st/d)*
- *Capital costs: $1.0 billion*
- *Incremental Production: 225mm lbs Cu/year*

- Completion of Feasibility Study expected by year-end 2011
- Permitting to begin in 2H 2011
- Achieve full rates in 2014
- On-going exploration results continue to support potential for larger expansion

Positive drilling results continue to expand potential milling sulfide resource in this multi-year program



Copper (bln lbs)
26.0
Cumulative Production (since 1943)
14.5
Reserves
11.1
Mineralized Material* (contained)



Copper Production
mm lbs Cu
800
600
400
200
0
with Expansion
2007
2008
2009
2010
2011e
2014e

**estimate of consolidated contained copper resources using a long-term copper price of $2.20/lb. Mineralized Material is not included in reserves and will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material will become proven and probable reserves. e= estimate. See Cautionary Statement.*

Development Opportunities
Cerro Verde Mill Expansion

Key Project Metrics

- *Expand mill from 120K t/d to 360K t/d*
- *Increase mining rate from 320K t/d to 850K t/d*
- *Capital costs: $3.5 billion*
- *Incremental Production: 600mm lbs Cu/year, 15mm lbs Mo/year*
- *Reserve Life: 78 years current, 30 years new*

- **Exploration expected to continue to add to reserves**
- **Proven technology**
- **Waste water treatment plant positive for community**
- **EIS to be filed in 2H 2011**
- **Construction to commence in 2013**
- **Completion in 2016**

e = estimate. See Cautionary Statement.



Bridge
Santa Rosa Pit
Cerro Verde Pit
Cerro Verde

Cu Reserves
(bln lbs)



2008-2010 Production
Year-end Reserves
14.8
29.4
27.4
2007
2010

Cu Production
(mm lbs/year)



670
1,100
No Expan.
Incremental with Expansion
2011e
2016-2020e

Development Opportunities

Tenke Fungurume Expansion

Key Project Metrics

- *Expand mill to 14K t/d*
- *Increase mining rate from 60K t/d to 150K t/d*
- *Add tankhouse capacity*
- *Capital costs: $0.8 billion*
- *Incremental Production: 150mm lbs Cu/year in approximate two year timeframe*

Exploration activities continue to support opportunities for future expansion


Surface Miner


Site Map
Processing Facility
Tailings Storage Facility
Tenke Deposits
Camp
Construction Village
Facilities
Copper Deposits
National Road
Rail Line
5 km

FREEPORT-MCMORAN COPPER & GOLD

Potential Additional Projects

North America

- Sulfides/Mill Projects
  - Large Scale Morenci
  - Sierrita
  - Bagdad
  - Ajo
  - Twin Buttes
- Safford/Lone Star

South America

- El Abra Mill

Africa

- Future Expansion of Tenke Oxides
- Tenke Sulfides

Exploration Targets in Major Mineral Districts


Safford/Lone Star/Morenci District
Cerro Verde
Tenke Fungurume/Africa
Grasberg/Indonesia

Exploration
in 2011e
$250 million


North America 28%
South America 37%
Africa 17%
14% Indonesia
4%

Australasia & Other Areas

Note: FCX's consolidated share; e = estimate. See Cautionary Statement.

FREEPORT-MCMORAN COPPER & GOLD

2011 Outlook

- **Sales Outlook:**
  - **Copper: 3.9 Billion lbs.**
  - **Gold: 1.6 Million ozs.**
  - **Molybdenum: 77 Million lbs.**
- **Unit Net Cash Cost(1):**
  - **$1.01/lb**
- **Operating Cash Flows(2):**
  - **~$8 Billion (@$4.25/lb copper for remaining 6 months)**
  - **Each 10¢/lb Change in Copper = $160 Million in 2011**
- **Capital Expenditures:**
  - **$2.6 Billion**

(1) Assumes average prices of $1,500/oz gold and $15/lb molybdenum in the remaining six months of 2011.

(2) Assumes average prices of $1,500/oz gold and $15/lb molybdenum in the remaining six months of 2011; each $50/oz change in gold would have an approximate $35 MM impact, and each $2.00/lb change in molybdenum would have an approximate $40 MM impact.

NOTE: Amounts are projections; see cautionary statement.

FREEPORT-MCMORAN COPPER & GOLD

Near-Term Sales Profile

Excludes current projects under evaluation

Copper Sales (billion lbs)



5
4
3
2
1
0
3.9
3.9
4.0
4.2
2010
2011e
2012e
2013e

Note: Consolidated copper sales include approximately 756 mm lbs in 2010, 735 mm lbs in 2011e, 760 mm lbs in 2012e, and 775 mm lbs in 2013e for noncontrolling interest; excludes purchased copper.

Gold Sales (million ozs)



2
1
0
1.9
1.6
1.2
1.7
2010
2011e
2012e
2013e

Note: Consolidated gold sales include approximately 184k ozs in 2010, 155k ozs in 2011e, 115k ozs in 2012e, and 170k ozs in 2013e for noncontrolling interest.

Molybdenum Sales (million lbs)



100
80
60
40
20
0
67
77
80
90
2010
2011e
2012e
2013e

e = estimate. See Cautionary Statement.

FREEPORT-McMoRAN COPPER & GOLD

2011e Quarterly Payable Metal Sales

Copper Sales (million lbs)



1,250
1,000
750
500
250
0
926
1,002
940
1,000
1Q11
2Q11
3Q11e
4Q11e

Note: Consolidated copper sales include approximately 173 mm lbs in 1Q11, 186 mm lbs in 2Q11, 180 mm lbs in 3Q11e and 196 mm lbs in 4Q11e for noncontrolling interest; excludes purchased copper.

Gold Sales (thousand ozs)



500
375
250
125
0
480
356
415
300
1Q11
2Q11
3Q11e
4Q11e

Note: Consolidated gold sales include approximately 47k ozs in 1Q11, 36k ozs in 2Q11, 40k ozs in 3Q11e and 32k oz in 4Q11e for noncontrolling interest.

Molybdenum Sales (million lbs)



25
20
15
10
5
0
20
21
18
18
1Q11
2Q11
3Q11e
4Q11e

e = estimate. See Cautionary Statement.

FREEPORT-MCMORAN COPPER & GOLD

2011 Operating Estimates

2011e Unit Production Costs

(per pound of copper)	North America	South America	Indonesia	Africa	Consolidated
Cash Unit Costs (1)					
Site Production & Delivery (2)	$1.80	$1.37	$2.07	$1.54	$1.70
By-product Credits	(0.48)	(0.34)	(2.13)	(0.66)	(0.88)
Treatment Charges	0.10	0.18	0.18	-	0.14
Royalties (2)	-	-	0.16	0.09	0.05
Unit Net Cash Costs	$1.42	$1.21	$0.28	$0.97	$1.01

2011e Sales From Mines by Region



North America
1,235
Cu
mm lbs
77 (3)
Mo
mm lbs
South America
1,330
Cu
mm lbs
0.1
Au
mm ozs
Indonesia
1,028
Cu
mm lbs
1.45
Au
mm ozs
Africa
275
Cu
mm lbs
20
Co
mm lbs

(1) Estimates assume average prices of $4.25/lb for copper, $1,500/oz for gold, $15/lb for molybdenum and $14/lb for cobalt for the remaining six months of 2011. Quarterly unit costs will vary significantly with quarterly metal sales volumes. Unit net cash costs for 2011 would change by ~$0.01/lb for each $50/oz change in gold and for each $2/lb change in molybdenum.

(2) Production costs include profit sharing in South America and severance taxes in North America.

(3) Includes molybdenum produced in South America.

Note: e = estimate. See Cautionary Statement.

EBITDA and Cash Flow at Various Copper Prices

Average EBITDA*

($1,200 Gold & $12 Molybdenum)


$15
$12
$9
$6
$3
$0
(US$ billions)
Cu $3.50/lb
Cu $4.00/lb
Cu $4.50/lb

Average Operating Cash Flow (excluding Working Capital changes)*

($1,200 Gold & $12 Molybdenum)


$10
$8
$6
$4
$2
$0
(US$ billions)
Cu $3.50/lb
Cu $4.00/lb
Cu $4.50/lb

*Based on operating plans, volumes and costs for average of 2012e & 2013e.

Note: For 2012e/2013e average, each $50/oz change in gold approximates $70 million to EBITDA and $40 million to operating cash flow; each $2.00/lb change in molybdenum approximates $150 million to EBITDA and $120 million to operating cash flow. EBITDA equals operating income plus depreciation, depletion and amortization.

e = estimate. See Cautionary Statement.

Sensitivities

Change	EBITDA	Operating Cash Flow
	(US$ millions)	
Copper: -/+ $0.10/lb	$390	$270
Molybdenum: -/+ $1.00/lb	$75	$60
Gold: -/+ $50/ounce	$70	$40
Diesel(1): -/+ 10%	$85	$60
Purchased Power(2): -/+ 10%	$45	$35
Currencies(3): +/- 10%	$130	$100

(1) $3.40/gallon base case assumption.

(2) 7.4¢/kWh base case assumption.

(3) U.S. Dollar Exchange Rates: 480 Chilean peso, 8,600 Indonesian rupiah, $1.04 Australian dollar, $1.45 Euro, 2.85 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against foreign currencies equates to a cost benefit of noted amounts.

NOTE: Based on 2012e/2013e average. Operating cash flow amounts exclude working capital changes. e = estimate. See Cautionary Statement.

FREEPORT-MCMORAN COPPER & GOLD

Capital Expenditures (1)

Excludes current projects under evaluation



(US$ billions)
Major Projects
All Other
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$1.4
0.7
0.7 (2)
$2.6
1.2
1.4 (3)
$2.5
1.3
1.2 (4)
2010
2011e
2012e

(1) Capital expenditure estimates will continue to be reviewed and revised subject to market conditions.
(2) Primarily includes El Abra sulfide, Grasberg underground development, Climax construction activities and Safford sulphur burner.
(3) Primarily includes Grasberg underground development, Climax construction activities and El Abra sulfide, as well as engineering and studies for near-term development projects.
(4) Primarily includes Grasberg underground development, as well as engineering and studies for near-term development projects.
Note: Includes capitalized interest. Excludes capital expenditures for Projects Under Evaluation (slides 13 - 17).
e= estimate. See Cautionary Statement.

Balance Sheet


(US$ billions)
$20
$15
$10
$5
$0
Total Debt
$17.6 (1)
$7.4
$3.5
At Time of PD Acquisition in March 2007
12/31/08
6/30/11

	At Time of PD Acquisition in March 2007	12/31/08	6/30/11
Consolidated Cash	$3.4	$0.9	$4.4
Net Debt/(Cash)	$14.2	$6.5	$(0.8)

- **Repaid $3.8 bn in Debt Since YE 2008 (~50% Reduction)**
- **Significant Liquidity**
- **Strong Credit Metrics**
- **No Near-term Maturities**
- **Investment Grade Rated by S&P, Moody's, Fitch**

(1) Pro Forma year-end 2006 total debt of $1.6 billion plus $16 billion in acquisition debt.

Financial Policy

- Maintain Strong Balance Sheet & Liquidity Position
- Invest in Attractive Growth Projects
- Opportunistic Debt Repayment
- Current Common Stock Dividend Rate: $1.00/Share per Annum
- Paid ~$950 Million in Supplemental Dividends (December 2010 & June 2011)
- Board to Review Financial Policy on an Ongoing Basis

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FCX Investment Summary

- World's Premier Publicly Traded Copper Company
- World's Largest Molybdenum Producer & Significant Gold Producer
- Long-lived Reserves, Geographically Diverse Operations
- Flexible Operating Structure Can Respond to Varying Market Conditions
- Significant Reserve Growth

Reference Slides

FREEPORT-MCMORAN COPPER & GOLD

PT-FI Mine Plan

PT-FI's Share of Metal Sales, 2011e-2015e

2011e – 2015e PT-FI Share
Total: 5.9 billion lbs copper
Annual Average: 1.2 billion lbs

2011e – 2015e PT-FI Share
Total: 8.35 million ozs gold
Annual Average: 1.7 million ozs



Copper, billion lbs
Gold, million ozs
1.0
1.45
1.0
1.1
1.1
1.6
1.3
1.7
1.5
2.5
2011e
2012e
2013e
2014e
2015e

e = estimate. Amounts are projections; see Cautionary Statement.
Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.

Grasberg Open Pit


9N
8E
9S
N

Mining Sequence in 2011

Copper Equivalent Cross Section


A
B
8E and 9N are the Primary Ore Pushbacks in 2011
9S
9N*
End 2010
8E
1Q11
Grasberg Plan View
A
B
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

* 9N is in ore north of this cross-section

FREEPORT-MCMORAN COPPER & GOLD

Mining Sequence in 2011

Copper Equivalent Cross Section


A
B
8E and 9N are the Primary Ore Pushbacks in 2011
9S
9N*
End 2010
8E
1Q11
2Q11
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

* 9N is in ore north of this cross-section

Mining Sequence in 2011

Copper Equivalent Cross Section



A
B
8E and 9N are the Primary Ore Pushbacks in 2011
9S
9N*
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
End 2010
8E
1Q11
2Q11
3Q11

* 9N is in ore north of this cross-section

Mining Sequence in 2011

Copper Equivalent Cross Section



A
B
8E and 9N are the Primary Ore Pushbacks in 2011
9S
9N*
End 2010
8E
1Q11
2Q11
3Q11
4Q11
Grasberg Plan View
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

* 9N is in ore north of this cross-section

FREEPORT-MCMORAN COPPER & GOLD

Mining Sequence in 2012

Copper Equivalent Cross Section



A
B
9N is the Primary Ore Pushback in 2012
9S
9N
8E
End 2011
2012
Grasberg Plan View
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

FREEPORT-MCMORAN COPPER & GOLD

Mining Sequence in 2013

Copper Equivalent Cross Section


A
B
9N and 9S are the Primary Ore Pushbacks in 2013
9S
9N
End 2012
2013
Grasberg Plan View
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2014

Copper Equivalent Cross Section



A
B
9N and 9S are the Primary Ore Pushbacks in 2014
9S
9N
End 2013
2014
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

FREEPORT-MCMORAN COPPER & GOLD

Mining Sequence in 2015

Copper Equivalent Cross Section


A
B
9S is the Primary Ore Pushback in 2015
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
9S
End
2014
2015

Mining Sequence in 2016

Copper Equivalent Cross Section



A
B
9S is the Primary Ore Pushback in 2016
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
End 2015
9S
2016